                                                                   EXHIBIT 8

                   SELECT NOTES TRUST SUPPLEMENT LT 2004-1



                                   between



                     STRUCTURED OBLIGATIONS CORPORATION,
                                 as Trustor



                                     and



                       U.S. BANK NATIONAL ASSOCIATION,
                                 as Trustee

                        Select Notes Trust LT 2004-1

PRELIMINARY STATEMENT........................................................1

Section 1.    Certain Defined Terms..........................................1

Section 2.    Creation and Declaration of Trust; Sale of Underlying
              Securities and Fannie Mae Securities; Acceptance by
              Trustee; Security Interest; Calculation Agent..................7

Section 3.    Designation....................................................8

Section 4.    Date of the Certificates.......................................8

Section 5.    Stated Amount and Denominations; Additional Underlying
              Securities and Fannie Mae Securities...........................8

Section 6.    Currency of the Certificates...................................9

Section 7.    Form of Securities.............................................9

Section 8.    Distribution Account...........................................9

Section 9.    Certain Provisions of Base Trust Agreement Not Applicable;
              Amendment in Section 10.1.(b) of Base Trust Agreement..........9

Section 10.   Distributions.................................................10

Section 11.   Termination of Trust..........................................13

Section 12.   Limitation of Powers and Duties...............................14

Section 13.   Payment of Additional Expenses of Trustee.....................15

Section 14.   Modification or Amendment.....................................16

Section 15.   Accounting....................................................16

Section 16.   No Investment of Amounts Received on Underlying Securities....16

Section 17.   No Event of Default...........................................16

Section 18.   Notices.......................................................16

Section 19.   Access to Certain Documentation...............................17

Section 20.   Advances......................................................17

Section 21.   Ratification of Agreement.....................................17

Section 22.   Counterparts..................................................17

Section 23.   Governing Law.................................................17

Section 24.   Certificate of Compliance.....................................18


Exhibit A   --  Identification of the Underlying Securities as of Closing Date
Exhibit B   --  Terms of the Certificates as of Closing Date
Exhibit C   --  Form of Certificate
Exhibit D   --  Form of Monthly Trustee's Tax Reporting Statement
Exhibit E   --  Form of UCC-1 Financing Statement
Schedule 1  --  Schedule of Accrued Interest


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                  SELECT NOTES TRUST SUPPLEMENT LT 2004-1, dated as of June
                  18, 2004 (this "Series Supplement"), between STRUCTURED OBLIGATIONS CORPORATION, a Delaware corporation, as Trustor (the "Trustor"), and U.S. Bank National
                  Association, a national banking association, as trustee (the "Trustee").

                            PRELIMINARY STATEMENT

                  Pursuant to the Base Trust Agreement, dated as of April 2, 2002 (the "Base Trust Agreement" and, as supplemented pursuant to this Series Supplement, the "Agreement"), between the Trustor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Base Trust Agreement for the purpose of creating a trust. Section 5.13 of the Base Trust Agreement provides that the Trustor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new Series of trust certificates. Each trust certificate of such new Series of trust certificates will represent a fractional undivided beneficial interest in such trust. Certain terms and conditions applicable to each such Series are to be set forth in the related series supplement to the Base Trust Agreement.

                  Pursuant to this Series Supplement, the Trustor and the Trustee shall create and establish a new trust to be known as Select Notes Trust LT 2004-1, and a new Series of trust certificates to be issued thereby, which certificates shall be known as the Select Notes Trust, Long Term Certificates 2004-1, and the Trustor and the Trustee shall herein specify certain terms and conditions in respect thereof. The Certificates shall be Fixed Rate Certificates issued in one Class (the "Certificates").

                  On behalf of and pursuant to the authorizing resolutions of the Board of Directors, an authorized officer of the Trustor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Base Trust Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

                  Section 1. Certain Defined Terms. (a) All terms used in
                  ---------- ---------------------
this Series Supplement that are defined in the Base Trust Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise. The Base Trust Agreement also contains rules as to usage which shall be applicable hereto.

                  (b) Pursuant to Article I of the Base Trust Agreement, the meaning of certain defined terms used in the Base Trust Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:

                  "Acceleration": The acceleration of the maturity of an
                   ------------
Underlying Security after the occurrence of any default on such Underlying Security other than a Payment Default.

                  "Advance":  The meaning set forth in the Advancing Agreement.
                   -------

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

                  "Advance Repayment Shortfall": An amount equal to at the
                   ---------------------------
time of calculation, the excess, if any, of (x) the amount, if any, owed to the Advancing Party for Advances made in respect of an Underlying Security (either in accordance with the Schedule 1 of the Advancing Agreement or Advances made at the option of the Advancing Party to cover delinquent or defaulted payments on such Underlying Security not received by the Trustee on the applicable Underlying Securities Payment Date) immediately prior to the sale of such Underlying Security resulting from a Removal Event over (y) the amount distributed to the Advancing Party from the proceeds of the sale of such Underlying Security; provided however; that if no bids are received
                             -------- -------
in the First Auction of such Underlying Security the amount in this clause
(y) will be deemed to be zero on the last day of such First Auction; provided further; that any amounts received by the Advancing Party from the
-------- -------
proceeds of a First Auction, Second Auction or Third Auction of such Underlying Security will be added to the amount of this clause (y) on the date distributed to the Advancing Party.

                  "Agreement": Agreement shall have the meaning specified in
                   ---------
the Preliminary Statement to this Series Supplement.

                  "Advance Interest": Shall have the meaning set forth on the
                   ----------------
Advancing Agreement.

                  "Advancing Agreement": The Advancing Agreement dated as of
                   -------------------
the Closing Date between the Trustee and the Advancing Party.

                  "Advancing Party":  JPMorgan Chase Bank
                   ---------------

                  "Advancing Party Credit Event": The Advancing Party has
                   ----------------------------
(i) become Insolvent or (ii) defaulted on a payment with respect to a debt obligation for borrowed money with an initial principal amount equal to or greater than $1,000,000,000 and any applicable grace period has expired.

                  "Base Trust Agreement": Base Trust Agreement shall have
                   --------------------
the meaning specified in the Preliminary Statement to this Series
Supplement.

                  "Business Day": Any day other than a Saturday, Sunday or a
                   -------------
day on which banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Certificateholder" or "Holder": With respect to any
                   -----------------------------
Certificate, the Holder thereof.

                  "Certificateholders" or "Holders": The Holders of the
                   -------------------------------
Certificates.

                  "Closing Date": June 18, 2004.
                   -------------

                  "Calculation Agent":  J.P. Morgan Securities Inc.
                   -----------------

                  "Certificate Principal Balance": Initially, $31,980,000
                   -----------------------------
and on any date thereafter, an amount equal to the initial Certificate Principal Balance less any reductions in the principal

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amount of the Underlying Securities and payments on the Fannie Mae
Securities. For purposes of calculating the Certificate Principal Balance the principal amount of any Underlying Security with respect to which a Removal Event has occurred shall be deemed to be zero. The Certificate Principal Balance for any Certificateholder will be such Certificateholder's pro rata portion of the outstanding Certificate Balance.

                  "Credit Event" means (i) a Payment Default with respect to
                   ------------
an Underlying Security has occurred, (ii) an Underlying Issuer has become the subject of bankruptcy or similar proceedings or is or has become Insolvent, (iii) the maturity date of an Underlying Security has been extended or (iv) the interest rate on any Underlying Security has been reduced.

                  "Corporate Trust Office": U.S. Bank National Association,
                   ----------------------
100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or such other corporate trust office as the Trustee shall designate in writing to the Trustor and the Certificateholders.

                  "Depositary": The Depository Trust Company.
                   ----------

                  "Distribution Account": has the meaning set forth in
                   --------------------
Section 8.

                  "Distribution Date": Any Interest Distribution Date,
                   -----------------
Scheduled Principal Distribution Date, any Removal Event Distribution Date or any Underlying Securities Redemption Distribution Date.

                  "Exchange Act": means the Securities Exchange Act of 1934, as
                   ------------
amended.

                  "Fannie Mae Securities": $1,980,000 maturity amount of
                   ---------------------
Federal National Mortgage Association (also known as Fannie Mae) STRIPS due May 15, 2030, CUSIP No. 31358DDR2.

                  "First Auction Period": With respect to the sale of an
                   --------------------
Underlying Security pursuant to Section 10(d), the period from the date on which JPMSI receives Sale Instructions with respect to such Underlying Security to and including the date which is seven Business Days after the date on which the Trustor receives such Sale Instructions.

                  "Fixed Payment": Each semiannual installment of interest
                   -------------
payable on the Underlying Securities, as set forth in Exhibit A hereto.

                  "Insolvent": Means with respect to any party hereunder or
                   ---------
an Underlying Issuer, that such party or Underlying Issuer (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or any other relief under any insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or the entry of an order for relief or the making of an order for its winding up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or

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presentation thereof, (5) has a resolution passed for its winding up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

                  "Interest Distribution Date": The first day of each month
                   --------------------------
or, if any such day is not a Business Day, then the immediately following Business Day, commencing August 1, 2004; provided, however, that payment on
                                         --------  -------
each Interest Distribution Date shall be subject to prior payment of interest on the Underlying Securities and advances made by the Advancing Party pursuant to the Advancing Agreement.

                  "JPMSI" means J.P. Morgan Securities Inc.
                   -----

                  "Maturity Date": February 1, 2034.
                   -------------

                  "Monthly Interest Distribution Amount": With respect to
                   ------------------------------------
any Interest Distribution Date, an amount equal to one twelfth of the Pass-Through Rate on the Record Date related to such Interest Distribution Date multiplied by the Certificate Principal Balance on the Record Date related to such Interest Distribution Date, except with respect to the Interest Distribution Date occurring on August 1, 2004, the Monthly Interest Distribution Amount will be equal to 0.119444 multiplied by the Pass-Through Rate on the related Record Date multiplied by the Certificate Principal Balance on such Record Date.

                  "Optional Purchase" has the meaning set forth in
                   -----------------
Section 11 (b).

                  "Optional Purchase Date" has the meaning set forth in
                   ----------------------
Section 11 (b).

                  "Optional Purchase Price" has the meaning set forth in
                   -----------------------
Section 11 (b).

                  "Pass-Through Rate": means the per annum interest rate on
                   -----------------
the Certificates applicable during the interest accrual period related to an Interest Payment Date. The Pass-Through Rate is initially equal to 6.30%, until a Pass-Through Rate Adjustment Event has occurred, in which case the Pass-Through Rate shall be recalculated by the Calculation Agent so that the adjusted Pass-Through Rate will be equal to:

                  (i) (a) (1) the principal amount of the Underlying Securities after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event multiplied by (2) the weighted average interest rate of the Underlying Securities after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event reduced by (b) (b) the total amount of Advance Interest payable to the Advancing Party during the current year

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plus any other annual expenses payable by the Trustee on behalf of the Trust and further reduced by (c) the sum of each Advance Repayment Shortfall (each such Advance Repayment Shortfall being first divided by (x) the number of months from the Interest Distribution Date occurring immediately after the occurrence of such Advance Repayment Shortfall to February 1, 2034 divided by (y) 12), divided by

                  (ii) the Certificate Principal Balance after giving effect to the distribution of principal resulting from such Pass-Through Rate Adjustment Event.

                  "Pass-Through Rate Adjustment Event" means (i) a reduction
                   ----------------------------------
of the principal amount of the Underlying Securities resulting from the occurrence of a Principal Distribution Date, a redemption of Underlying Securities by the related Underlying Issuer, or the occurrence of a Removal Event, (ii) an Advance Repayment Shortfall has occurred, (iii) a distribution to the Advancing Party of any proceeds from the sale of Underlying Securities which are related to any Advance Repayment Shortfall,
(iv) the incurrence by the Trust of reoccurring expenses other than expenses incurred in connection with distributions of interest and principal to Certificateholders and the filing of periodic reports with the Securities and Exchange Commission or (v) the appointment of a successor Advancing Party by the Trustee.

                  "Payment Default": A default by an Underlying Securities
                   ---------------
Issuer in the payment of any amount due on the applicable Underlying Securities after the same becomes due and payable (and the expiration of any applicable grace period on such Underlying Securities).

                  "Place of Distribution":  New York, New York.
                   ---------------------

                  "Rating Agency": Standard & Poor's Ratings Services ("S&P"),
                   -------------
and any successor to the foregoing. References to "the Rating Agency" in the Agreement shall be deemed to be such credit rating agency.

                  "Rating Downgrade Event" means the rating of an Underlying
                   ----------------------
Security is rated "D" by the Rating Agency.

                  "Record Date": With respect to any Distribution Date, the
                   -----------
day immediately preceding such Distribution Date.

                  "Removal Event" means with respect to any Underlying
                   -------------
Security, the occurrence of a (i) Rating Downgrade Event, (ii) Reporting Event or (iii) Credit Event with respect to such Underlying Security or its Underlying Securities Issuer.

                  "Removal Event Distribution Date": The date on which
                   -------------------------------
distributions are made pursuant to Section 10(d).

                  "Reporting Event" A Reporting Event shall have occurred if
                   ---------------
an Underlying Securities Issuer of an Underlying Security that represents 10% or more of the assets of the Trust (i) is subject to the periodic reporting requirements of the Exchange Act, but does not file periodic reports required by the Exchange Act for a period of one year or (ii) is neither (x) subject to the periodic reporting requirements of the Exchange Act nor (y) exempt from the

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periodic reporting requirements of the Exchange Act pursuant to Rule 12h-5 of the Exchange Act.

                  "Sale Instructions": has the meaning set forth in
                   -----------------
Section 10(d).

                  "Scheduled Interest Distribution": With respect to any
                   -------------------------------
Scheduled Interest Distribution Date, the amount of interest due to the Trustee as the holder of the related Underlying Security on such Scheduled Interest Distribution Date.

                  "Scheduled Interest Distribution Date" means January 15,
                   ------------------------------------
2028, January 18, 2031, April 15, 2031, March 15, 2031, March 15, 2032, July
15, 2032, February 15, 2033, April 15, 2033, October 31, 2033 and December 15, 2033.

                  "Scheduled Principal Distribution": With respect to any
                   --------------------------------
Scheduled Principal Distribution Date, the amount of principal due to the Trustee as the holder of the related Underlying Security or the amount due to the Trustee as the holder of the Fannie Mae Securities on such Scheduled Principal Distribution Date.

                  "Scheduled Principal Distribution Date": means the maturity
                   -------------------------------------
date of an Underlying Security and May 15, 2030.

                  "Second Auction Period": With respect to the sale of an
                   ---------------------
Underlying Security pursuant to Section 10(d), a period of seven consecutive Business Days, commencing 30 days after the end of the First Auction Period with respect to such Underlying Security (or if such day is not a Business Day, then the next succeeding Business Day).

                  "Specified Currency": United States Dollars.
                   ------------------

                  "Stated Amount": The face amount of the Certificates.
                   -------------

                  "Third Auction Period": With respect to the sale of an
                   --------------------
Underlying Security pursuant to Section 10(d), a period of seven consecutive Business Days, commencing 30 days after the end of the Second Auction Period with respect to such Underlying Security (or if such day is not a Business Day, then the next succeeding Business Day).

                  "Trust": Select Notes Trust LT 2004-1.
                   ------

                  "Trust Termination Event": The reduction of the
                   -----------------------
Certificate Principal Balance to zero in connection with the later of (x) the exercise by the Trustor of its Purchase Right, (y) the distribution of the proceeds received upon a sale, redemption or maturity of the last remaining Underlying Security in the Trust (after deducting any costs incurred un connection therewith) and (z) the distribution of the proceeds received upon maturity of the Fannie Mae Securities.

                  "Underlying Securities": The securities described on
                   ---------------------
Exhibit A hereto.

                  "Underlying Securities Issuer": an issuer of Underlying
                   ----------------------------
Securities; provided, however, that if an Underlying Securities Issuer merges with and into another entity or another

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entity otherwise directly assumes the obligations of the Underlying
Securities issued by such Underlying Securities Issuer, such entity will be deemed the Underlying Securities Issuer.

                  "Underlying Securities Payment Date": With respect to an
                   ----------------------------------
Underlying Security, a Scheduled Principal Distribution Date and the payment dates for such Underlying Security as set forth in Exhibit A.

                  "Underlying Securities Redemption Distribution Date": The
                   --------------------------------------------------
date on which the Trustee receives payment for either a redemption of an Underlying Security in accordance with its terms or a sale of securities pursuant to Section 10(d); provided, however, if the Trustee receives such payment after 10:00 A.M. (New York City time) on such date, the Underlying Securities Redemption Distribution Date shall be on the next Business Day.

                  "Underlying Securities Trustee": The trustee for an
                   -----------------------------
Underlying Security.

                  "Underwriters": Edward D. Jones & Co., L.P. and ABN AMRO
                   ------------
Financial Services, Inc.

                  "Voting Rights": The Certificateholders shall have 100% of
                   -------------
the total Voting Rights with respect to the Trust, which Voting Rights shall be allocated among all Holders of the Certificates in proportion to the Stated Amount of their respective Certificates.

                  Section 2. Creation and Declaration of Trust; Sale of
                  ---------- ------------------------------------------
Underlying Securities and Fannie Mae Securities; Acceptance by Trustee;
-----------------------------------------------------------------------
Security Interest; Calculation Agent. (a) The Trust, of which the Trustee is
------------------------------------
the trustee, is hereby created under the laws of the State of New York for the benefit of the holders of the Certificates. The Trust shall be irrevocable.

                  (b) The Trustor hereby directs the Trustee to purchase from JPMSI, on behalf and for the benefit of the Trust, the Underlying Securities and the Fannie Mae Securities at a purchase price of $31,980,000 in cash. The Trustee shall pay the full purchase price for the Underlying Securities and the Fannie Mae Securities by delivering to JPMSI (i) $31,980,000 on the Closing Date and (ii) the amounts in cash set forth on
Schedule 1 hereto on the applicable dates set forth in Schedule 1 hereto, which represent the accrued and unpaid interest of the Underlying Securities on the Closing Date. The amounts to be paid to JPMSI set forth in clause
(ii) above, shall be paid from the Fixed Payments to be received by the Trustee on the dates set forth in Schedule 1 hereto. In the event that any such Fixed Payment is not received by the Trustee on such date or is otherwise insufficient to pay such amount of accrued and unpaid interest to JPMSI, JPMSI shall have a claim for the unpaid portion of such amount and shall share pari passu with Certificateholders to the extent of such claim in the proceeds from the sale or recovery of the Underlying Securities. The Trustor further directs the Trustee to enter into the Advancing Agreement, grant the security interest provided for therein and perform all of its obligations thereunder, which shall include the filing of a UCC-1 Financing Statement, substantially in the form of Exhibit E hereto.

                  (c) The Trustee hereby (i) acknowledges the Trustor's instruction to make such purchase and delivery, pursuant to subsection (b) above, and receipt by it of the Underlying Securities and the Fannie Mae Securities, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Base Trust Agreement but subject to the Trustee's

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obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Base Trust Agreement and the Certificates, (iii) acknowledges the Trustor's instruction to enter into the Advancing Agreement, grant the security interest therein and perform its obligations thereunder, including the filing of a UCC-1 Financing Statement, substantially in the form of Exhibit E hereto, (iv) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 13 hereof shall not release the Trustee from its duties herein or therein.

                  (d) The Trustor and the Trustee hereby acknowledge that a first priority security interest in the Underlying Securities and the Fannie Mae Securities has been granted to the Advancing Party pursuant to the Advancing Agreement.

                  (e) J.P. Morgan Securities Inc. is hereby appointed as Calculation Agent. The Calculation Agent shall be responsible for the recalculation of the Pass-Through Rate and the Certificate Principal Balance upon notification from the Trustee that a Pass-Through Rate Adjustment Event has occurred. The Calculation Agent shall notify the Trustee in writing of the amount of any recalculated Certificate Principal Balance and Pass-Through Rate on the later of two Business prior to Interest Distribution Date and the date on which the Calculation Agent receives notice of the Pass-Through Rate Adjustment Event.

                  Section 3. Designation. There is hereby created a Series
                  ---------- -----------
of trust certificates to be issued pursuant to the Base Trust Agreement and this Series Supplement to be known as the "Select Notes Trust, Long Term Certificates Series 2004-1." The Certificates shall be issued in one class, in the amount set forth in Section 5 and with the additional terms set forth in Exhibit B to this Series Supplement. The Certificates shall be issued in substantially the form set forth in Exhibit C to this Series Supplement with such necessary or appropriate changes as shall be approved by the Trustor and the Trustee, such approval to be manifested by the execution and authentication thereof by the Trustee. The Certificates shall evidence undivided ownership interests in the assets of the Trust, subject to the liabilities of the Trust and shall be payable solely from payments or property received by the Trustee on or in respect of the Underlying Securities or the Fannie Mae Securities.

                  Section 4. Date of the Certificates. The Certificates that
                  ---------- ------------------------
are authenticated and delivered by the Trustee to or upon Trustor Order on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

                  Section 5. Stated Amount and Denominations; Additional
                  ---------- -------------------------------------------
Underlying Securities and the Fannie Mae Securities. On the Closing Date, up
---------------------------------------------------
to 31,980 Certificates with an aggregate Stated Amount of $31,980,000 may be authenticated and delivered under the Base Trust Agreement and this Series Supplement. The aggregate Stated Amount of the Certificates shall initially equal 100% of the initial aggregate principal amount of Underlying Securities and maturity amount of the Fannie Mae Securities sold to the Trustee and deposited in the Trust. Such Stated Amount shall be calculated without regard to Certificates authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.3, 5.4 or 5.5 of the Base Trust Agreement. The Trustor may direct the

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Trustee to purchase additional Underlying Securities and Fannie Mae
Securities on any date hereafter upon at least five (5) Business Days notice to the Trustee, the prior written consent of the Advancing Party and upon
(i) satisfaction of the Rating Agency Condition and (ii) delivery of an Opinion of Counsel to the effect that the purchase of any such additional Underlying Securities will not materially increase the likelihood that the Trust would fail to qualify as a grantor trust under the Code. Upon such purchase by the Trustee, the Trustee shall deposit such additional Underlying Securities and Fannie Mae Securities in the Certificate Account, and shall authenticate and deliver the Certificates at the instruction of the Trustor in a Stated Amount equal to 100% of the principal amount of such additional Underlying Securities and maturity amount of the Fannie Mae Securities. Any such additional Certificates authenticated and delivered shall rank pari passu with any Certificates previously issued in accordance with this Series Supplement, have all the rights of the Certificates previously issued in accordance with this Series Supplement and may be issued in denominations of less than $1,000.

                  Section 6. Currency of the Certificates. All distributions
                  ---------- ----------------------------
on the Certificates will be made in the Specified Currency.

                  Section 7. Form of Securities. The Trustee shall execute
                  ---------- ------------------
and deliver the Certificates in the form of one or more global certificates registered in the name of the Depositary or its nominee.

                  Section 8. Distribution Account. The Trustee shall on or
                  ---------- --------------------
prior to the Closing Date establish a segregated trust account which shall be an Eligible Account and be designated the "Distribution Account" for the benefit of the Certificateholders. All Fixed Payments, payments of principal in respect of any Underlying Security or the Fannie Mae Securities, all proceeds of any sale of any Underlying Security in connection with a Removal Event and Advances received from the Advancing Party pursuant to the Advancing Agreement shall be deposited into the Distribution Account upon receipt by the Trustee and distribution in accordance with Section 10 hereof. Amounts on deposit in the Distribution Account shall not be invested.

                  Section 9. Certain Provisions of Base Trust Agreement Not
                  ---------- ----------------------------------------------
Applicable; Amendment in Section 10.1.(b) of Base Trust Agreement. (a) The
-----------------------------------------------------------------
provisions of Sections 2.3, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8, 3.10, 3.11, 3.12,
3.16, 4.2, 5.16, 6.1(c) through (e), and 6.6 of the Base Trust Agreement and any other provision of the Base Trust Agreement, which imposes obligations on, or creates rights in favor of, the Trustee or the Certificateholders as a result of or in connection with an "Event of Default" or "Administrative Agent Termination Event," shall be inapplicable with respect to the Certificates. In addition, there is no "Administrative Agent" specified herein, and all references to "Administrative Agent" in the Base Trust Agreement, therefore, shall be inapplicable with respect to the Certificates.

                  (b) The second sentence in Section 10.1 (b) of the Base Trust Agreement is hereby deleted and replaced with the following sentence:

         "Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this
         Section 10.1, Certificates registered in the name of any Affiliate of the Trustor shall be entitled to Voting Rights with respect to matters

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

         affecting such Certificates; and provided further that in the event the Rating Agency Condition is not satisfied with respect to such modification or amendment, the Required Percentage-- Amendment shall be increased to require an aggregate percentage of the aggregate Voting Rights in the amount specified, if any, in the applicable Series Supplement."

                  Section 10. Distributions.
                  ----------- -------------

                  (a) On each Interest Distribution Date, amounts on deposit in the Distribution Account shall be distributed in the following order of priority:

                      (i) (i) to the Advancing Party, the Advance Interest payable in accordance with Schedule 3 to the Advancing Agreement with respect to such Interest Payment, if any, plus any unpaid fees of the Advancing Party payable on prior Interest Distribution Dates;

                      (ii) to the Advancing Party, any amount to be repaid to the Advancing Party on such Interest Payment Date pursuant to Schedule 2 to the Advancing Agreement;

                      (iii) to the Certificateholders, pro rata, an amount equal to the Monthly Interest Distribution Amount (less any non-reoccurring expenses incurred by the Trust prior to such Interest Distribution Date, but after the prior Interest Distribution date, but only to the extent that such expenses when added to all prior non-reoccurring expenses incurred by the Trust during the calendar year exceed $25,000) payable on such Interest Distribution Date to the extent received by the Trustee from Fixed Payments and advances made by the Advancing Party pursuant to the Advancing Agreement and remaining after application of clauses (i) and (ii) above; and

                      (iv) any remainder shall remain on deposit in the Distribution Account for distribution by the Trustee on subsequent Interest Distribution Dates.

                  If any payment with respect to an Underlying Security is made to the Trustee after the Underlying Securities Payment Date and as a result there is a shortfall in the payment of any amount required by this
Section 10(a), the Trustee shall distribute such amount received to the extent of such shortfall on the Business Day following such receipt.

                  (b) On each Scheduled Interest Distribution Date the Trustee shall distribute to the Certificateholders the Scheduled Interest Distribution, to the extent received by the Trust from interest payments on the applicable Underlying Security (less any amounts owed to the Advancing Party in respect of such Underlying Security); provided, however, if any such payment with respect to an Underlying Securities is made to the Trustee after the applicable Underlying Securities Payment Date, the Trustee shall distribute such amount received on the Business Day following such receipt.

                  (c) On each Scheduled Principal Distribution Date the Trustee shall distribute to the Certificateholders the Scheduled Principal Distribution, to the extent received by the Trust from principal payments on the applicable Underlying Security or amounts paid on the Fannie Mae Securities, in reduction of the Certificate Principal Balance; provided, however, if any such payment with respect to an Underlying Securities is made to the Trustee after the Underlying

Securities Payment Date or if any such payment with respect to the Fannie Mae Securities is made to the Trustee after May 15, 2030, the Trustee shall distribute such amount received on the Business Day following such receipt.

                  (d) If a Removal Event occurs, then the Trustee, within two Business Days following the receipt of written notice from the applicable Underlying Security indenture trustee or the Trustor or its actual knowledge of such Removal Event, will deliver to the holders of the Certificates, the Rating Agency and the Trustor notice of such Removal Event and deliver written instructions ("Sale Instructions") to JPMSI to sell the applicable Underlying Security on behalf of the Trust (unless the Advancing Party has the right to take possession of such Underlying Security as set forth in Section 7 of the Advancing Agreement). Upon receipt of Sale Instructions, JPMSI shall use its reasonable efforts to sell the applicable Underlying Securities within seven Business Days and deliver the proceeds received in connection with such sale to the Trustee for distribution to Certificateholders (less any amounts owed to the Advancing Party in respect of such Underlying Security).

                  (e) In connection with the sale of any Underlying Securities required by Section 10(d), JPMSI will use its reasonable efforts to sell such Underlying Securities to the highest of not less than three solicited bidders (which bidders may include JPMSI, one of its affiliates or the Underwriters), provided, however, that none of JPMSI, any of its affiliates or the Underwriter is obligated to bid for those Underlying Securities; and provided, further, that JPMSI will use its reasonable efforts to solicit at least three bids from financial institutions with invested assets or assets under management of at least $50 million that are not affiliates of JPMSI). If JPMSI receives less than three bids for all or less than all of such Underlying Securities prior to the close of business on the seventh Business Day following its receipt of the applicable Sale Instructions, the Calculation Agent will sell the Underlying Securities for which bids have been received to the highest bidder of the bids received. In the sole judgment of the Calculation Agent, bids may be evaluated on the basis of bids for all or a portion of the Underlying Securities to be sold or any other basis selected in good faith by the Calculation Agent. The proceeds of such sale will be distributed by the Trustee on the date of receipt; provided, however, if the Trustee receives such payment after 10:00 A.M. (New York City time) on such date, the Underlying Securities Redemption Distribution Date shall be on the next Business Day, in the following order of priority: (i) to the Advancing Party, the amount owed to the Advancing Party from the proceeds of such sale pursuant to Section 7 of the Advancing Agreement and (ii) to the Certificateholders, pro rata, in accordance with each Certificateholder's their Certificate Principal Balance. Any payments made on any Underlying Security with respect to which a Removal Event has occurred but prior to its sale pursuant to Sections 10 (d) and 10(e) by the applicable Underlying Issuer shall be distributed in the priority set forth in the previous sentence.

                  (f) If bids for less than all of the applicable Underlying Securities or no bids for the applicable Underlying Securities have been received by the Calculation Agent pursuant to the process described in
Section 10(e) on or prior to the seventh Business Day following the Calculation Agent's receipt of the applicable Sale Instructions bids for such Underlying Securities will no longer be solicited until the beginning of the Second Auction Period. During the Second Auction Period for any Underlying Securities, such Underlying Securities will be sold and the proceeds distributed pursuant to the process described in Section 10(e). If bids are not received for all of the applicable Underlying Securities by the end of the Second Auction

Period, bids for such Underlying Securities will no longer be solicited until the beginning of the Third Auction Period. During the Third Auction Period for any Underlying Securities, such Underlying Securities will be sold and the proceeds distributed pursuant to the process described in
Section 10(e). If bids are not received for all of the applicable Underlying Securities by the end of the Third Auction Period and Advances with respect to such Underlying Securities remain outstanding (after any distributions to the Advancing Agent from the proceeds of any sale of such Underlying Securities resulting from bids received during the Third Auction Period), then the Underlying Securities will be deemed to have no value and will be transferred to the Advancing Party. If bids are not received for all of the applicable Underlying Securities by the end of the Third Auction Period and no Advances with respect to such Underlying Securities remain outstanding (after any distributions to the Advancing Agent from the proceeds of any sale of such Underlying Securities resulting from bids received during the Third Auction Period), then such Underlying Securities will remain in the Trust.

                  (g) Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the Record Date with respect to such Distribution Date.

                  (h) All distributions to Certificateholders on a Distribution Date shall be allocated pro rata among the Certificates based on their respective Certificate Principal Balances as of the beginning of the related Record Date.

                  (i) Notwithstanding any provision of the Agreement to the contrary, to the extent funds are available, the Trustee will initiate payment in immediately available funds by 10:00 A.M. (New York City time) on each Distribution Date of all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing fifteen (15) days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 10(h) unless a new instruction is delivered fifteen (15) days prior to a Distribution Date.

                  (j) Upon receipt by the Trustee of a notice that all or a portion of an Underlying Security is to be redeemed, the Trustee shall deliver notice of such redemption to the registered Certificateholders not less than fifteen (15) days prior to the Underlying Securities Redemption Distribution Date by mail to each registered Certificateholder at such registered Certificateholder's last address on the register maintained by the Trustee; provided, however, that the Trustee shall not be required to
             --------  -------
give any notice of redemption prior to the third Business Day after the date it receives notice of such redemption. The proceeds of any redemption of Underlying Securities will be allocated and distributed by the Trustee on the Underlying Securities Redemption Date in the following order of priority: first (i) to the Advancing Party, the amount of any outstanding advances made by the Advancing Party to the Trust against any accrued and unpaid interest with respect to such redeemed Underlying Securities, in each case as determined by Schedule 1 to the Advancing Agreement and then (ii) to the Certificateholders pro rata, in accordance with their respective Certificate Principal Balances. The Certificate Principal

Balance of the Certificates will be reduced in amount equal to the reduction in the principal amount of the Underlying Securities caused by a redemption.

                  (k) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement. Notwithstanding anything in the Agreement to the contrary, to the extent there remains on deposit monies or property in the Trust after all the accrued and unpaid Monthly Interest Distribution Amounts and the Certificate Principal Balance of the Certificates has been reduced to zero, such remaining monies or property shall be distributed to the Certificateholders on a pro rata basis based on the respective Certificate Principal Balances held on the date the final Monthly Interest Distribution Amount was made on the Certificates. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Certificate Principal Balances.

                  (l) If on any Interest Distribution Date, the Advancing Party makes an advance to the Trust pursuant to the Advancing Agreement, the Trustee shall immediately deposit such amount in the Distribution Account for distribution in accordance with Section 10(a) on such Interest Distribution Date.

                  (m) If the Advancing Party Credit Event occurs, the Trustee will use reasonable efforts to obtain a successor advancing party, which may be any of the following Bank of New York, SunTrust Bank and Wachovia Trust Company, N. A. The Trustee will enter into an advancing agreement with terms similar to the Advancing Agreement, except that the successor advancing party will also be the successor to JPMSI, as calculation agent under the Advancing Agreement and the successor party will be paid Advance Interest. Notwithstanding Section 10(a), if the Trustee cannot appoint a successor advancing agent within 15 Business Days, distributions of interest will be paid to Certificateholders in the amounts and on the dates received by the Trustee.

                  (n) On each Interest Distribution Date the Trustee shall Deliver to the Underwriters the Monthly Trustee's Tax Reporting Statement, in the form of Exhibit D.

                  Section 11. Termination of Trust. (a) The Trust shall
                  ----------- --------------------
terminate upon the occurrence of any Trust Termination Event.

                  (b) Upon at least 30 days', but no more than 60 days' notice to the Trustee and the Advancing Party (with a copy to the Rating Agency), the Trustor has the right to purchase all of the Underlying Securities and the Fannie Mae Securities in the Trust on a date (the "Optional Purchase Date") that is on or after the date on which the aggregate principal amount of the Underlying Securities and the Fannie Mae Securities has declined to 10% or less than the aggregate principal amount of the Underlying Securities and the Fannie Mae Securities held by the Trustee on the Closing Date by depositing into the Trust prior to 10 a.m., New York time, on the Optional Purchase Date, an amount (the "Optional Purchase Price") equal to the greater of (x) the aggregate par amount of the Underlying Securities and Fannie Mae Securities on the date of purchase plus
(i) any accrued and unpaid interest on the Underlying Securities as of the

Optional Purchase Date and (y) the fair market value (as determined by the Trustor) of such Underlying Securities and Fannie Mae Securities as of the Optional Purchase Date, plus in each case any amounts owed and unpaid to the Advancing Party that would not be paid by the amounts described in clauses
(x) and (y) (any such purchase is referred to herein as an "Optional Purchase"). If the Trustor exercises its right to make an Optional Purchase, the Trustee will provide at least 15 days' notice to the Certificateholders that Certificates will be redeemed and the Certificates will be redeemed on the Optional Purchase Date at a redemption price equal to the Certificate Principal Balance, plus accrued and unpaid interest thereon, and the Trust will terminate on the Optional Purchase Date in accordance with Section 11
(c). If the Trustor fails to deposit with the Trustee an amount equal to the Optional Purchase Price prior to 10 a.m., New York time, on the Optional Purchase Date, the Optional Purchase and related redemption of Certificates will not occur, the Trustee will not deliver the Underlying Securities and the Fannie Mae Securities to the Trustor and will promptly notify the Certificateholders that the Certificates will not be redeemed; however, the Trustor shall not be prohibited from exercising the Optional Purchase at a later date so long as the Trustor complies with the provisions of this
Section 11(b).

                  (c) Except for any reports and other information required to be provided to Certificateholders hereunder and under the Base Trust Agreement and except as otherwise specified herein and therein, the obligations of the Trustee will terminate upon the distribution to Certificateholders of all amounts required to be distributed to them and the disposition of all Underlying Securities held by the Trustee. The Trust shall thereupon terminate, except for surviving rights of indemnity.

                  Section 12. Limitation of Powers and Duties. (a) The
                  ----------- -------------------------------
Trustee shall administer the Trust and the Underlying Securities solely as specified herein and in the Base Trust Agreement.

                  (b) The Trust is constituted solely for the purpose of acquiring and holding the Underlying Securities. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, unless expressly provided in the Agreement, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Underlying Securities, once acquired, or interests therein, including to Certificateholders, (ii) to merge or consolidate the Trust with any other entity, or (iii) to do anything that would materially increase the likelihood that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes. In addition, the Trustee has no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

                  (c) The parties acknowledge that the Trustee, as the holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by the Depositary and except as otherwise limited by the Base Trust Agreement or this Series Supplement. In the event that the Trustee receives a request from the Depositary or an Underlying Securities Issuer for the Trustee's consent to any amendment, modification or waiver of the applicable Underlying Securities, or any document thereunder or relating to such Underlying Securities, or receives any other solicitation for any action with respect to any Underlying Securities, the Trustee shall mail within two
(2) Business Days a notice of such proposed amendment, modification, waiver or solicitation to each

Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation and shall be protected in taking no action if no direction is received. Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Certificate Principal Balances) as the Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; provided,
                                                                   --------
however, that, notwithstanding anything to the contrary in the Base Trust
-------
Agreement or this Series Supplement, the Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any then scheduled payment on the Underlying Securities, including, without limitation, any demand to accelerate the Underlying Securities, or which would result in the exchange or substitution of any of the outstanding Underlying Securities whether or not pursuant to a plan for the refunding or refinancing of such Underlying Securities, except with the consent of the Certificateholders representing 100% of the aggregate Voting Rights of the Certificates and subject to the requirement that such vote or consent would not, based on an opinion of counsel, materially increase the risk that the Trust would fail to qualify as a grantor trust for federal income tax purposes. The Trustee shall have no liability for any failure to act resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

                  (d) Notwithstanding any provision of the Agreement to the contrary, the Trustee may require from the Certificateholders prior to taking any action at the direction of the Certificateholders, an indemnity agreement of a Certificateholder or any of its Affiliates to provide for security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any such action. An unsecured indemnity agreement, if acceptable to the Trustee, shall be deemed to be sufficient to satisfy such security or indemnity requirement.

                  (e) Notwithstanding any provision of the Agreement to the contrary, the Trustee shall act as the sole Authenticating Agent, Paying Agent and Registrar.

                  Section 13. Payment of Additional Expenses of Trustee. The
                  ----------- -----------------------------------------
Trustee shall be entitled to receive from the Trustor reimbursement for all
(a) reasonable expenses, disbursements and advances incurred or made by it (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ) and (b) up to $25,000 of non reoccurring extraordinary expenses incurred by the Trustee on behalf of the Trust in any one calendar year and any excess shall be reimbursed to the Trustee from amounts on deposit in the Distribution Account. The Trustor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorneys' fees) incurred by it in connection with or as a result of the execution of the Agreement or any related document (including, but not limited to, the Advancing Agreement), the administration of this trust or the performance of its duties thereunder. The Trustee shall notify the Trustor promptly of any claim for which they may seek indemnity. Failure by the Trustee to so notify the Trustor shall not relieve the Trustor of its obligations hereunder. The Trustor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 13 shall survive the resignation or termination of the Trustee or the termination of this Agreement.

                  Failure by the Trustor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release either the Trustee from the duties it is required to perform under this Series Supplement. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by each of the Trustee in its individual capacity, and the Trustee shall have no recourse against the Trust with respect thereto.

                  Section 14. Modification or Amendment. The Trustee shall
                  ----------- -------------------------
not enter into any modification or amendment of the Base Trust Agreement or this Series Supplement unless such modification or amendment is in accordance with Section 10.1 of the Base Trust Agreement; provided, however that the Trustor and the Trustee may enter into a modification or amendment to this Series Supplement to modify or amend the definition of "Removal Event" contained in Section 1 of this Series Supplement to limit the events or circumstances that would cause a Removal Event, without notice to or consent of the Certificateholders so long as the Trustee has received written confirmation from the Rating Agency that such amendment will not cause the Rating Agency to qualify, reduce or withdraw the then current rating of the Certificates. Pursuant to Section 5 of this Series Supplement, the Trustor may sell to the Trustee additional Underlying Securities from time to time without violation or trigger of this Section 13.

                  Section 15. Accounting. Notwithstanding Section 3.16 of
                  ----------- ----------
the Base Trust Agreement, no such accounting reports shall be required. The Trustee agrees however to obtain, at the Trustor's direction and expense, a report of an independent public accountant sufficient for the Trustor on behalf of the Trust to satisfy its obligations with respect to certification requirements under Rules 13a-14 and 15d-14 of the Exchange Act.

                  Section 16. No Investment of Amounts Received on
                  ----------- ------------------------------------
Underlying Securities. All amounts received on or with respect to the
---------------------
Underlying Securities shall be held uninvested by the Trustee.

                  Section 17. No Event of Default. There shall be no Events
                  ----------- -------------------
of Default defined with respect to the Certificates.

                  Section 18. Notices. (a) All directions, demands and
                  ----------- -------
notices hereunder and under the Base Trust Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Trustor, to Structured Obligations Corporation, 270 Park Avenue, New York, New York 10017, Attention: Chadwick Parson, or such other address as may hereafter be furnished to the Trustee in writing by the Trustor, (ii) in the case of the Trustee, to U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust, facsimile number (212) 809-5459, or such other address as may hereafter be furnished to the Trustor in writing by the Trustee and (iii) in the case of the Calculation Agent, to J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017,
Attention: Chadwick S. Parson or such other address as may be furnished to the Trustee in writing by the Calculation Agent.

                  (b) For purposes of delivering notices to the Rating Agency under Section 10.07 of the Base Trust Agreement, Notice to Rating
                                                        ----------------
Agency, or otherwise, such notices shall be mailed or delivered as provided
------
in such Section 10.07, Notice to Rating Agency, to: Standard & Poor's
                       -----------------------
Ratings Services, 55 Water Street, New York, New York 10041; or such other address as the Rating Agency may designate in writing to the parties hereto.

                  (c) In the event a Payment Default or an Acceleration occurs, the Trustee shall promptly give notice to the Depositary or, for any Certificates which are not then held by the Depositary or any other trust, directly to the registered holders of the Certificates thereof. Such notice shall set forth (i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Payment Default or Acceleration, (iii) the amount of the interest or principal in default relating to the Underlying Securities, (iv) the Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

                  (d) Notwithstanding any provisions of the Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or the Trustor to the Certificateholders without charge to such Certificateholders.

                  Section 19. Access to Certain Documentation. Access to
                  ----------- -------------------------------
documentation regarding the Underlying Securities will be afforded without charge to any Certificateholder so requesting pursuant to Section 3.17 of the Base Trust Agreement. Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificateholder the name and address of each Certificateholder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

                  Section 20. Advances. There is no Administrative Agent
                  ----------- --------
specified herein; hence no person (including the Trustee) shall be permitted or obligated to make Advances as described in Section 4.3 of the Base Trust Agreement, except the Advancing Party as provided in the Advancing Agreement.

                  Section 21. Ratification of Agreement. With respect to the
                  ----------- -------------------------
Series issued hereby, the Base Trust Agreement, as supplemented by this Series Supplement, is in all respects ratified and confirmed, and the Base Trust Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Base Trust Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

                  Section 22. Counterparts. This Series Supplement may be
                  ----------- ------------
executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  Section 23. Governing Law. This Series Supplement and each
                  ----------- -------------
Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 24. Certificate of Compliance. The Trustor shall
                  ----------- -------------------------
deliver to the Trustee on or prior to March 15 of each year prior to a Trust Termination Event the Officer's Certificate as to compliance as required by
Section 6.1(b) of the Base Trust Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be executed by their respective duly authorized officers as of the date first above written.

                                          STRUCTURED OBLIGATIONS CORPORATION



                                          By /s/ Chadwick S. Parson
                                            --------------------------------
                                                  Authorized Signatory

                                          U.S. BANK NATIONAL
                                          ASSOCIATION, as Trustee



                                          By /s/ Beverly A. Freeney
                                            --------------------------------
                                                   Responsible Officer

                                                                     EXHIBIT A

       IDENTIFICATION OF THE UNDERLYING SECURITIES AS OF CLOSING DATE

CENTURYTEL SECURITIES
---------------------

Underlying Securities Issuer:          CenturyTel, Inc. (formerly Century
                                       Telephone Enterprises, Inc.)

Underlying Securities:                 $3,000,000 6.875% Debentures, Series G,
                                       due 2028

Amount Originally Issued:              $425,000,000

Interest Rate:                         6.875%

Scheduled Payment Dates:               January 15 and July 15

Scheduled Maturity:                    January 15, 2028

Rank: The CenturyTel Securities are unsecured and rank on parity with all other unsecured and unsubordinated debt of CenturyTel, Inc.

Denominations:                         $1,000 and integral multiples thereof

Redemption:                            The CenturyTel Securities are
                                       redeemable, as a whole or in part, at
                                       the option of CenturyTel, Inc. The
                                       redemption price is equal to the
                                       greater of (x) 100% of the principal
                                       amount of CenturyTel Securities to be
                                       redeemed and (y) the sum of the
                                       present values of the remaining
                                       scheduled payments of principal and
                                       interest on the CenturyTel
                                       Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 20 basis points, plus, in each
                                       case, accrued interest to the redemption date.

Events of Default:                     Failure to pay interest when due for
                                       a period of 30 days; failure to pay
                                       principal (or premium, if any) when
                                       due; failure to observe or perform
                                       any other covenant of the CenturyTel
                                       Securities for 60 days after written
                                       notice with respect thereto; and
                                       certain events relating to
                                       bankruptcy, insolvency or reorganization of CenturyTel, Inc.

Modification:                          The indenture governing the
                                       CenturyTel Securities may generally
                                       be modified with the consent of the
                                       holders of a majority of the
                                       aggregate principal amount of the
                                       CenturyTel Securities; provided that
                                       the consent of 100% the holders of
                                       the CenturyTel Securities is needed
                                       to
                                       modify certain payment provisions of
                                       the indenture governing the CenturyTel
                                       Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 156686AM9

Underlying Securities Prospectus:      The CenturyTel Securities Prospectus
                                       Supplement dated January 12, 1998 and
                                       the accompanying CenturyTel Securities
                                       Prospectus dated December 29, 1997.

Registration Statement:                333-42013

Standard & Poor's Rating:              BBB+

DAIMLERCHRYSLER SECURITIES
--------------------------

Underlying Securities Issuer:          DaimlerChrysler North America Holding
                                       Corporation

Underlying Securities:                 $3,000,000 8.50% Notes due 2031

Guarantee:                             The payment of principal and premium,
                                       if any, of and interest on the
                                       DaimlerChrysler Securities is
                                       guaranteed by DaimlerChrysler AG, the
                                       parent company of DaimlerChrysler
                                       North America Holding Corporation.

Amount Originally Issued:              $1,500,000,000

Interest Rate:                         8.50%

Scheduled Payment Dates:               January 18 and July 18

Scheduled Maturity:                    January 18, 2031

Rank: The DaimlerChrysler Securities are unsecured and unsubordinated and rank on parity with all other unsecured and unsubordinated debt of
                                       DaimlerChrysler North America
                                       Holding Corporation.

Denominations:                         $1,000 and integral multiples thereof

Redemption:                            The DaimlerChrysler Securities are
                                       not redeemable prior to maturity
                                       unless certain changes involving
                                       United States taxation occur which
                                       could require DaimlerChrysler North
                                       America Holding Corporation or
                                       DaimlerChrysler AG to pay additional
                                       amounts on the DaimlerChrysler
                                       Securities. Upon the occurrence of
                                       any such event, DaimlerChrysler North
                                       America Holding Corporation may
                                       redeem the DaimlerChrysler Securities
                                       in whole, but not in part. The
                                       redemption price is equal to 100% of
                                       the principal amount of the
                                       DaimlerChrysler Securities to be
                                       redeemed plus accrued interest to the
                                       date of the redemption.

Events of Default:                     Failure to pay principal when due and
                                       such default continues for five
                                       business days; failure to pay
                                       interest when due for a period of 30
                                       days; breach of a covenant or
                                       warranty in the indenture governing
                                       the DaimlerChrysler Securities which
                                       continues for 90 days after notice
                                       provided for in the indenture
                                       governing the DaimlerChrysler
                                       Securities; acceleration of any other
                                       notes or bonds of DaimlerChrysler
                                       North America Holding Corporation or
                                       DaimlerChrysler AG in an aggregate
                                       principal amount exceeding
                                       $50,000,000; and certain events of
                                       bankruptcy, insolvency or
                                       reorganization of DaimlerChrysler
                                       North America Holding Corporation or
                                       DaimlerChrysler AG.

Modification:                          The indenture governing the
                                       DaimlerChrysler Securities may
                                       generally be modified with the
                                       consent of the holders of a majority
                                       in principal amount of the debt
                                       securities; provided that the consent
                                       of each holder of the affected debt
                                       securities is needed to modify
                                       certain payment provisions of
                                       the indenture governing the
                                       DaimlerChrysler Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 233835AQ0

Underlying Securities Prospectus:      The DaimlerChrysler Securities Prospectus
                                       Supplement dated January 11, 2001 and
                                       the accompanying Daimler Chrysler
                                       Securities Prospectus dated January 11,
                                       2001.

Registration Statement:                333-10366 and 333-11306

Standard & Poor's Rating:              BBB

TIME WARNER SECURITIES
----------------------

Underlying Securities Issuer:          Time Warner Inc. (formerly AOL Time
                                       Warner Inc.)

Underlying Securities:                 $3,000,000 7.625% Debentures due 2031

Amount Originally Issued:              $2,000,000,000

Interest Rate:                         7.625%

Scheduled Payment Dates:               April 15 and October 15

Scheduled Maturity:                    April 15, 2031

Rank: The Time Warner Securities are unsecured and rank on parity with all other unsecured and senior indebtedness of Time Warner Inc.

Guarantee:                             Each of America Online, Inc. and
                                       Historic TW Inc., as primary obligor,
                                       have fully, irrevocably and
                                       unconditionally guaranteed to each
                                       holder of the Time Warner securities
                                       and to the trustee under the
                                       indenture governing the Time Warner
                                       Securities, (1) the full and punctual
                                       payment of principal and interest on
                                       the Time Warner Securities when due,
                                       whether at maturity, by acceleration,
                                       by redemption or otherwise, and all
                                       other monetary obligations of Time
                                       Warner Inc. under the indenture
                                       governing the Time Warner Securities
                                       and the Time Warner Securities and
                                       (2) the full and punctual performance
                                       within applicable grace periods of
                                       all other obligations of Time Warner
                                       Inc. under the indenture governing
                                       the Time Warner Securities and the
                                       Time Warner Securities. Additionally,
                                       Time Warner Companies, Inc. and
                                       Turner Broadcasting System, Inc. have
                                       fully, irrevocably and
                                       unconditionally guaranteed Historic
                                       TW Inc.'s guarantee of the Time
                                       Warner Securities under substantially
                                       the same terms as the guarantees of
                                       America Online, Inc. and Historic TW
                                       Inc. of the Time Warner Securities.

Denominations:                         $1,000 and integral multiples thereof.

Redemption:                            The Time Warner Securities are
                                       redeemable in whole or in part, at
                                       the option of Time Warner Inc. The
                                       redemption price is equal to the
                                       greater of (x) 100% of the principal
                                       amount of Time Warner Securities to
                                       be redeemed plus accrued interest to
                                       the redemption date and (y) the sum
                                       of the present values of the
                                       remaining scheduled payments of
                                       principal and interest on the Time
                                       Warner Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 35 basis points, plus, in each
                                       case, accrued and unpaid interest to
                                       the redemption date.

Events of Default:                     Failure to pay interest for a period
                                       of 30 days; failure to pay principal
                                       or premium when due; default by Time
                                       Warner Inc. in the performance, or a
                                       breach, of any covenant pertaining to
                                       the Time Warner Securities which
                                       continues for 90 days after notice
                                       provided for in the indenture
                                       governing Time Warner Securities;
                                       certain events of bankruptcy,
                                       insolvency and reorganization; or a
                                       guarantee of the Time Warner
                                       Securities ceasing to be in effect in
                                       accordance with its terms.

Modification:                          The indenture governing the Time Warner
                                       Securities may generally be modified
                                       with the consent of the holders of a
                                       majority in principal amount of the
                                       outstanding debt securities of all
                                       series to be affected; provided that
                                       the consent of each affected holder is
                                       needed to modify certain payment,
                                       guarantee and consent provisions of the
                                       indenture governing the Time Warner
                                       Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 00184AAC9

Underlying Securities Prospectus:      The Time Warner Securities Prospectus
                                       Supplement dated April 11, 2001 and the
                                       accompanying Time Warner Securities
                                       Prospectus dated February 26, 2001.

Registration Statement:                333-54518

Standard & Poor's Rating:              BBB+

GECC SECURITIES
---------------

Underlying Securities Issuer:          General Electric Capital Corporation

Underlying Securities:                 $3,000,000 6.75% Global Medium-Term
                                       Notes, Series A due 2032

Amount Originally Issued:              $5,000,000,000

Interest Rate:                         6.75%

Scheduled Payment Dates:               March 15 and September 15

Scheduled Maturity:                    March 15, 2032

Rank: The GECC Securities are unsecured and rank on parity with all other unsecured unsubordinated debt of General Electric Capital Corporation.

Denominations:                         $1,000 and integral multiples thereof

Redemption:                            The GECC Securities are redeemable,
                                       as a whole or in part, at the option
                                       of General Electric Capital
                                       Corporation. The redemption price is
                                       equal to the greater of (x) 100% of
                                       the principal amount of GECC
                                       Securities to be redeemed and (y) the
                                       sum of the present values of the
                                       remaining scheduled payments on
                                       principal on the GECC Securities,
                                       discounted on a semiannual basis at a
                                       rate equal to the sum of a specified
                                       treasury rate and 20 basis points,
                                       plus, in each case, accrued interest
                                       to the redemption date.

Events of Default:                     Failure to pay principal or premium;
                                       failure to pay interest for a period
                                       of 30 days; breach of a covenant in
                                       the indenture governing the GECC
                                       Securities which continues for 60
                                       days after written notice provided
                                       for in the indenture governing the
                                       GECC Securities; failure by General
                                       Electric Capital Corporation to pay
                                       principal at maturity on any other
                                       outstanding debt within 10 days of
                                       notice of such default; and certain
                                       events of bankruptcy, insolvency or
                                       reorganization of General Electric
                                       Capital Corporation.

Modification:                          The indenture governing the GECC
                                       Securities may generally be modified
                                       with the consent of the holders of
                                       2/3rds of the aggregate principal
                                       amount of the debt securities issued
                                       under the indenture governing the
                                       GECC Securities; provided that the
                                       consent of 100% of such holders is
                                       needed to modify certain payment
                                       provisions of the indenture governing
                                       the GECC Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 36962GXZ2

Underlying Securities Prospectus:      The GECC Securities Pricing
                                       Supplement dated March 13, 2002 to
                                       GECC Securities Prospectus Supplement
                                       dated September 5, 2001 and the
                                       accompanying Prospectus dated August 31,
                                       2001.

Registration Statement:                333-66560

Standard & Poor's Rating:              AAA

CSFB SECURITIES
---------------

Underlying Securities Issuer:          Credit Suisse First Boston (USA), Inc.

Underlying Securities:                 $3,000,000 7.125% Notes due 2032

Amount Originally Issued:              $1,000,000,000

Interest Rate:                         7.125%

Scheduled Payment Dates:               January 15 and July 15

Scheduled Maturity:                    July 15, 2032

Rank: The CSFB Securities are unsecured and rank on parity with all other unsecured and unsubordinated debt of Credit Suisse First Boston (USA), Inc.

Denominations:                         $1,000 and integral multiples thereof

Redemption:                            The CSFB Securities are redeemable,
                                       as a whole or in part, at the option
                                       of Credit Suisse First Boston (USA),
                                       Inc. The redemption price is equal to
                                       the greater of (x) 100% of the
                                       principal amount of CSFB Securities
                                       to be redeemed and (y) the sum of the
                                       present values of the remaining
                                       scheduled payments of principal and
                                       interest on the CSFB Securities,
                                       discounted on a semiannual basis at a
                                       rate equal to the sum of a specified
                                       treasury rate and 30 basis points,
                                       plus, in each case, accrued and
                                       unpaid interest to the redemption
                                       date.

Tax Redemption:                        The CSFB Securities are redeemable if
                                       certain changes involving United
                                       States taxation occur which could
                                       require Credit Suisse First Boston
                                       (USA), Inc. to pay additional amounts
                                       on the CSFB Securities. Upon the
                                       occurrence of any such event, Credit
                                       Suisse First Boston (USA), Inc. may
                                       redeem the CSFB Securities in whole,
                                       but not in part. The redemption price
                                       is equal to 100% of the principal
                                       amount of CSFB Securities to be
                                       redeemed plus accrued interest to the
                                       redemption date.

Events of Default:                     Failure to pay principal or any
                                       premium when due; failure to pay
                                       interest when due for a period of 30
                                       days; failure to perform a covenant
                                       in the indenture governing the CSFB
                                       Securities which continues for 60
                                       days after receipt by Credit Suisse
                                       First Boston (USA), Inc. of notice
                                       provided for in the indenture
                                       governing the CSFB Securities; and
                                       certain events of bankruptcy or
                                       insolvency of Credit Suisse First
                                       Boston (USA), Inc.

Modification:                          The indenture governing the CSFB
                                       Securities may generally be modified
                                       with the consent of the holders of a
                                       majority of the aggregate principal
                                       amount of the outstanding debt
                                       securities of each affected series;
                                       provided that the consent of 100% of
                                       the holders of the outstanding
                                       debt securities of each affected series
                                       is needed to modify certain payment
                                       provisions of the indenture governing
                                       the CSFB Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 22541LAE3

Underlying Securities Prospectus:      The CSFB Securities Prospectus Supplement
                                       dated July 12, 2002 and the accompanying
                                       CSFB Securities Prospectus dated
                                       April 29, 2002.

Registration Statement:                333-86720

Standard & Poor's Rating:              A+

BOEING SECURITIES
-----------------

Underlying Securities Issuer:          The Boeing Company

Underlying Securities:                 $3,000,000 6.125% Notes due 2033

Amount Originally Issued:              $400,000,000

Interest Rate:                         6.125%

Scheduled Payment Dates:               February 15 and August 15

Scheduled Maturity:                    February 15, 2033

Rank: The Boeing Securities are unsecured and rank on parity with all other unsecured and unsubordinated debt of The Boeing Company.

Denominations:                         $1,000 and integral multiples thereof

Optional Redemption:                   The Boeing Securities are redeemable,
                                       as a whole or in part, at the option
                                       of The Boeing Company. The redemption
                                       price is equal to the greater of (x)
                                       100% of the principal amount of
                                       Boeing Securities to be redeemed and
                                       (y) the sum of the present values of
                                       the remaining scheduled payments of
                                       principal and interest on the Boeing
                                       Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 25 basis points, plus, in each
                                       case, accrued interest to the
                                       redemption date.

Tax Redemption:                        The Boeing Securities are redeemable
                                       if certain changes involving United
                                       States taxation occur which could
                                       require The Boeing Company to pay
                                       additional amounts on the

                                       Boeing Securities. Upon the occurrence
                                       of any such event, The Boeing Company
                                       may redeem the Boeing Securities in
                                       whole, but not in part. The
                                       redemption price is equal to 100% of
                                       the principal amount of the Boeing
                                       Securities to be redeemed plus
                                       accrued but unpaid interest to the date
                                       of the redemption.

Events of Default:                     Failure to pay principal or premium
                                       when due; failure to pay interest due
                                       for a period of 30 days; default in
                                       the performance of a covenant or
                                       warranty in the indenture governing
                                       the Boeing Securities which continues
                                       for 90 days after notice provided for
                                       in the indenture governing the Boeing
                                       Securities; and certain events of
                                       bankruptcy, insolvency or
                                       reorganization of The Boeing Company.

Modification:                          The indenture governing the Boeing
                                       Securities may generally be modified
                                       with the consent of the holders of
                                       not less than two-thirds in principal
                                       amount of the outstanding debt
                                       securities issued under the indenture
                                       governing the Boeing Securities;
                                       provided that the consent of each
                                       holder of an affected debt security
                                       is needed to modify certain payment
                                       provisions of the indenture governing
                                       the Boeing Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 097023AU9

Underlying Securities Prospectus:      The Boeing Securities Prospectus
                                       Supplement dated February 6, 2003 and
                                       the accompanying Boeing Securities
                                       Prospectus dated September 20, 2002.

Registration Statement:                333-99509

Standard & Poor's Rating:              A

DTE ENERGY SECURITIES
---------------------

Underlying Securities Issuer:          DTE Energy Company

Underlying Securities:                 $3,000,000 2003 Series A 6.375% Senior
                                       Notes due 2033

Amount Originally Issued:              $400,000,000

Interest Rate:                         6.375%

Scheduled Payment Dates:               April 15 and October 15

Scheduled Maturity:                    April 15, 2033

Rank: The DTE Energy Securities are unsecured and unsubordinated and rank on parity with all other unsecured and unsubordinated debt of DTE Energy Company.

Denominations:                         $1,000 and integral multiples thereof

Optional Redemption:                   The DTE Energy Securities are
                                       redeemable, as a whole or in part, at
                                       the option of DTE Energy Company. The
                                       redemption price is equal to the
                                       greater of (x) 100% of the principal
                                       amount of DTE Energy Securities to be
                                       redeemed and (y) the sum of the
                                       present values of the remaining
                                       scheduled payments of principal and
                                       interest on the DTE Energy
                                       Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 20 basis points, plus, in each
                                       case, accrued and unpaid interest to
                                       the redemption date.

Events of Default:                     Failure to pay interest or any
                                       additional amounts for 30 days after
                                       payment is due; failure to pay
                                       principal, or any premium, or any
                                       additional amounts when due; failure
                                       to perform or breach of a covenant or
                                       warranty or obligation in the
                                       indenture governing the DTE Energy
                                       Securities which continues for 60
                                       days after notice provided for in the
                                       indenture governing the DTE Energy;
                                       default occurs under any bond, note,
                                       debenture or other instrument
                                       evidencing any indebtedness for money
                                       borrowed by DTE Energy Company
                                       (including a default with respect to
                                       any other series of debt securities
                                       issued under the indenture governing
                                       the DTE Energy Securities), or under
                                       any mortgage, indenture or other
                                       instrument under which there may be
                                       issued or by which there may be
                                       secured or evidenced any indebtedness
                                       for money borrowed by DTE Energy
                                       Company (or the payment of which is
                                       guaranteed by DTE Energy Company),
                                       whether such indebtedness or
                                       guarantee exists on the date of the
                                       indenture governing the DTE Energy
                                       Securities or is issued or entered
                                       into following the date of the
                                       indenture, if either (1) such default
                                       results from failure to pay any such
                                       indebtedness when due and such
                                       defaulted payment has not been made,
                                       waived or extended within 30 days of
                                       such payment default; or (2) as a
                                       result of such default the maturity
                                       of such indebtedness has been
                                       accelerated prior to its expressed
                                       maturity and such indebtedness shall
                                       not have been discharged in full or
                                       such acceleration has not been
                                       rescinded or annulled within 30 days
                                       of such acceleration; and (3) the
                                       principal amount of such
                                       indebtedness, together with the
                                       principal amount of any other such
                                       indebtedness in default for failure
                                       to pay any such indebtedness when due
                                       or the maturity of which has been so
                                       accelerated, aggregates at least $40
                                       million; and certain events of
                                       bankruptcy, insolvency,
                                       reorganization, receivership or
                                       liquidation relating to DTE Energy
                                       Company.

Modification:                          The indenture governing the DTE
                                       Energy Securities may generally be
                                       modified with the consent of the
                                       holders of a majority in aggregate
                                       principal amount of the debt
                                       securities of each series affected by
                                       the modification; provided that the
                                       consent of each holder of each
                                       affected series is needed to modify
                                       certain payment, consent and waiver
                                       provisions of the indenture governing
                                       the DTE Energy Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 233331AJ6

Underlying Securities Prospectus:      The DTE Energy Securities Prospectus
                                       Supplement dated March 27, 2003 and
                                       the accompanying DTE Energy
                                       Securities Prospectus dated October 2,
                                       2002.

Registration Statement:                333-99955

Standard & Poor's Rating:              BBB

CITIGROUP SECURITIES
--------------------

Underlying Securities Issuer:          Citigroup Inc.

Underlying Securities:                 $3,000,000 6.000% Subordinated Notes due
                                       2033

Amount Originally Issued:              $1,000,000,000

Interest Rate:                         6.000%

Scheduled Payment Dates:               April 30 and October 30

Scheduled Maturity:                    October 31, 2033

Rank: The Citigroup Securities are unsecured and rank on junior to Citigroup Inc.'s senior indebtedness and on parity with all other unsecured and subordinated debt of Citigroup Inc.

Denominations:                         $1,000 and integral multiples thereof.

Tax Redemption:                        The Citigroup Securities are not
                                       redeemable prior to maturity unless
                                       certain changes involving United
                                       States taxation occur which could
                                       require Citigroup Inc. to pay
                                       additional amounts on the Citigroup
                                       Securities. Upon the occurrence of
                                       any such event, Citigroup Inc. may
                                       redeem the Citigroup Securities in
                                       whole, but not in part. The
                                       redemption price is equal to 100% of
                                       the principal amount of the Citigroup
                                       Securities to be redeemed plus
                                       accrued interest to the date of the
                                       redemption.

Events of Default:                     Failure to pay principal when due;
                                       failure to pay required interest for
                                       30 days; failure to perform other
                                       covenants in the indenture governing
                                       the Citigroup Securities for 90 days
                                       after notice provided for in the
                                       indenture governing the Citigroup
                                       Securities; and certain events of
                                       insolvency or bankruptcy, whether
                                       voluntary or not, of Citigroup Inc.

Modification:                          The indenture governing the Citigroup
                                       Securities may generally be modified
                                       with the consent of the holders of at
                                       least a majority in aggregate
                                       principal amount of the Citigroup
                                       Securities; provided that the consent
                                       of each
                                       affected holder is needed to modify
                                       certain payment provisions of the
                                       indenture governing the Citigroup
                                       Securities or to modify the
                                       subordination of the Citigroup
                                       Securities issued under the indenture
                                       governing the Citigroup Securities in
                                       a manner adverse to the holders of
                                       the Citigroup Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 172967CC3

Underlying Securities Prospectus:      The Citigroup Securities Prospectus
                                       Supplement dated October 24, 2003 and
                                       the accompanying Citigroup Securities
                                       Prospectus dated January 29, 2003.

Registration Statement:                333-102206

Standard & Poor's Rating:              A+

U.S. CELLULAR SECURITIES
------------------------

Underlying Securities Issuer:          United States Cellular Corporation

Underlying Securities:                 $3,000,000 6.70% Senior Notes due 2033

Amount Originally Issued:              $444,000,000

Interest Rate:                         6.70%

Scheduled Payment Dates:               June 15 and December 15

Scheduled Maturity:                    December 15, 2033

Rank: The U.S. Cellular Securities are unsecured and rank on parity with all other unsecured and unsubordinated debt of United States Cellular Corporation.

Denominations:                         $1,000 and integral multiples thereof.

Optional Redemption:                   The U.S. Cellular Securities are
                                       redeemable, as a whole or in part, at
                                       the option of United States Cellular
                                       Corporation. The redemption price is
                                       equal to the greater of (x) 100% of
                                       the principal amount of U.S. Cellular
                                       Securities to be redeemed or (y) the
                                       sum of the present values of the
                                       remaining scheduled payments of
                                       principal and interest on the U.S.
                                       Cellular Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 30 basis points, plus, in each
                                       case,
                                       accrued and unpaid interest to
                                       the redemption date.

Events of Default:                     Failure to pay interest for a period
                                       of 30 days when due and payable;
                                       failure to pay principal or premium
                                       for three business days when due and
                                       payable; failure by United States
                                       Cellular Corporation to observe or
                                       perform any covenant in the indenture
                                       which continues for 90 days after
                                       notice provided for in the indenture
                                       governing the U.S. Cellular
                                       Securities; certain events involving
                                       bankruptcy, insolvency or
                                       reorganization of United States
                                       Cellular Corporation; and an event of
                                       default that occurs under any
                                       instrument under which there is
                                       outstanding, or by which there may be
                                       secured or evidenced, any debt of
                                       United States Cellular Corporation
                                       for money borrowed, other than
                                       non-recourse debt, which results in
                                       acceleration of, or non-payment at
                                       maturity, after giving effect to any
                                       applicable grace period, of such debt
                                       in an aggregate amount exceeding 2%
                                       of United States Cellular
                                       Corporation's Consolidated Assets,
                                       and United States Cellular
                                       Corporation fails to cure such
                                       default or to discharge such debt
                                       within ten days after notice provided
                                       for in the indenture governing the
                                       U.S. Cellular Securities.

Modification:                          The indenture governing the U.S.
                                       Cellular Securities may generally be
                                       modified with the consent of the
                                       holders of not less than a majority
                                       in principal amount of each affected
                                       series of outstanding debt securities
                                       issued under the indenture governing
                                       the U.S. Cellular Securities;
                                       provided that the consent of the each
                                       holder of each affected outstanding
                                       security is needed to modify certain
                                       payment, consent and waiver
                                       provisions of the indenture governing
                                       the U.S. Cellular Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 911684AD0

Underlying Securities Prospectus:      The U.S. Cellular Securities
                                       Prospectus Supplement dated December
                                       3, 2003 and the accompanying U.S.
                                       Cellular Securities Prospectus dated
                                       December 3, 2003.

Registration Statement:                333-88344

Standard & Poor's Rating:              A-

WYETH SECURITIES
----------------

Underlying Securities Issuer:          Wyeth

Underlying Securities:                 $3,000,000 6.500% Notes due 2034

Amount Originally Issued:              $750,000,000

Interest Rate:                         6.500%

Scheduled Payment Dates:               February 1 and August 1

Scheduled Maturity:                    February 1, 2034

Rank: The Wyeth Securities are unsecured and rank on parity with all other unsecured and unsubordinated debt of Wyeth.

Denominations:                         $1,000 and integral multiples thereof.

Optional Redemption:                   The Wyeth Securities are redeemable,
                                       as a whole or in part, at the option
                                       of Wyeth. The redemption price is
                                       equal to the greater of (x) 100% of
                                       the principal amount of Wyeth
                                       Securities to be redeemed and (y) the
                                       sum of the present values of the
                                       principal amount of the notes to be
                                       redeemed and the remaining scheduled
                                       payments of interest on the Wyeth
                                       Securities, discounted on a
                                       semiannual basis at a rate equal to
                                       the sum of a specified treasury rate
                                       and 30 basis points, plus, in each
                                       case, accrued and unpaid interest to
                                       the redemption date.

Events of Default:                     Default in the payment of principal;
                                       default in the payment of interest
                                       for a period of 30 days; default in
                                       the observance or performance of any
                                       covenant or agreement in the Wyeth
                                       Securities or in the indenture
                                       governing the Wyeth Securities which
                                       continues for 90 days after written
                                       notice; and certain events of
                                       bankruptcy, insolvency or
                                       reorganization of Wyeth.

Modification:                          The indenture governing the Wyeth
                                       Securities may generally be modified
                                       with the consent of the holders of
                                       not less than a majority in principal
                                       amount of each affected series of
                                       outstanding debt securities issued
                                       under the indenture governing the
                                       Wyeth Securities; provided that the
                                       consent of each holder of each
                                       affected series is needed to modify
                                       certain payment, consent and waiver
                                       provisions of the indenture
                                       governing the Wyeth Securities.

Currency of Denomination:              U.S. dollars

Form:                                  Book-Entry

CUSIP:                                 983024AG5

Underlying Securities Prospectus:      The Wyeth Securities Prospectus
                                       Supplement dated December 11, 2003
                                       and the accompanying Wyeth Securities
                                       Prospectus dated November 24, 2003.

Registration Statement:                333-108312

Standard & Poor's Rating:              A

                                                                     EXHIBIT B

                                  TERMS OF THE CERTIFICATES AS OF CLOSING DATE

Maximum Number of Select Notes Trust,             Up to 31,980
Series Long Term Certificates 2004-1

Aggregate Principal Amount                        $31,980,000
of Select Notes Trust, Series Long Term
Certificates 2004-1:

Authorized Denomination:                          $1,000 and integral multiples thereof

Rating Agency:                                    Standard & Poor's Ratings Services

Closing Date:                                     June 18, 2004

Distribution Dates:                               The first day of each month, except if such day is not a
                                                  Business Day, then the next Business Day, commencing August 1,
                                                  2004.

Pass-Through Rate:                                Initially, 6.30%

Maturity Date:                                    February 1, 2034

Record Date:                                      With respect to any Distribution Date, the day immediately preceding such Distribution Date.

Initial Certificate Registrar:                    U.S. Bank National Association

Corporate Trust Office:                           U.S. Bank National Association
                                                  100 Wall Street, Suite 1600
                                                  New York, New York 10005
                                                  Attention: Corporate Trust Department, Regarding
                                                  Select Income Trust, Series 2004-1



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

                                                                     EXHIBIT C

                             FORM OF CERTIFICATE

THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY
GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER R-1                                    31,980 Certificates
CUSIP: 81619PAF4                     $31,980,000 Certificate Principal Amount

                             SELECT NOTES TRUST,

                    LONG TERM CERTIFICATES SERIES 2004-1

evidencing an undivided interest in the Trust, as defined below, the assets of which include primarily the Underlying Securities and the rights of the Trustee under the Advancing Agreement.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

         THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Select Notes Trust LT 2004-1 (the "Trust") formed by Structured Obligations Corporation, as Trustor (the "Trustor").

         The Trust was created pursuant to a Base Trust Agreement, dated as of April 2, 2002 (as amended and supplemented, the "Agreement"), between the Trustor and U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Select Notes Trust LT 2004-1 Series Supplement, dated as of June 18, 2004 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

         This Certificate is one of the duly authorized Certificates designated as "SELECT NOTES TRUST(SM), LONG TERM CERTIFICATES SERIES 2004-1" (herein called the "Certificate" or "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and the Fannie Mae Securities and all proceeds of the Underlying Securities and Trust Securities. Additional Underlying Securities and Fannie Mae Securities may be sold to the Trustee and additional Certificates may be authenticated and delivered from time to time as provided in the Trust Agreement, which additional Certificates shall rank pari passu with all other Certificates issued in accordance with the Series Supplement.

         Under the Trust Agreement, there shall be distributed on the dates specified in the Trust Agreement (a "Distribution Date"), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's fractional undivided interest in the interest and principal, if any to be distributed on such Distribution Date. The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Trust Agreement.

         It is the intent of the Trustor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Trustor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

         Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trustor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

         The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed and authenticated by its manual or facsimile signature.

                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity but solely as
                                        Trustee and Authenticating Agent

                                        By:
                                           -----------------------------------
                                                  Authorized Signatory

                                                                    EXHIBIT D

                    FORM OF SELECT NOTES TRUST LT 2004-1
                  MONTHLY TRUSTEE'S TAX REPORTING STATEMENT

1. Amount of interest income received by the Select Notes Trust LT 2004-1
(the "Trust") during the period commencing on the day after the [ ] Interest Distribution Date to and including the [ ] Interest Distribution Date is
$[ ] (the Certificateholder's pro rata portion of this amount is the amount to be included on such Certificateholder's Form 1099).
         a. Per Certificate held amount of interest income to be included on Form 1099 for the year ended December 31, [ ] is $[ ] (line 1 divided by line 7).

2. Total of all interest distributed to Certificateholders during the period commencing on the day after the [ ] Interest Distribution Date to and including the [ ] Interest Distribution Date is $[ ].

3. Total amount of advances made to the Trustee on the [ ] Interest Distribution Date is $[ ].
         a. The date and amount of each advance

4. Total amount of advances repaid to the Advancing Party during the period commencing on the day after the [ ] Interest Distribution Date to and including the [ ] Interest Distribution Date is $[ ].
         a. The date and amount of each repayment of Advances

5. Net [advances][repayments] made during the period commencing on the day after the [ ] Interest Distribution Date to and including the [ ] Interest Distribution Date is $[ ] (line 3 minus line 4).

6. Total amount of interest expense paid to Advancing Party on the [ ] Interest Distribution Date is $[ ] (the Certificateholder's pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non corporate taxpayers to the extent of net investment income).
         a. Per Certificate held amount of interest expense to be included in the footnote to Form 1099 for the year ended December 31, [ ] is $[ ] (line 6 dived by line 7).

7. Total number of Certificates outstanding is [ ].

8. Payments made on Underlying Securities and Fannie Mae Securities during the period commencing on the day after the [ ] Interest Distribution Date to and including the [ ] Interest Distribution Date.
         a. Amount and date of payment of interest on each Underlying Security
         b. Amount and date of payment of principal on each Underlying Security
         c. Amount and date of payment of Fannie Mae Securities

                                                                     EXHIBIT E

                      Form of UCC-1 Financing Statement

                          On File with the Trustee


                                                                                                                     SCHEDULE 1

                                             2004-1 SCHEDULE OF ACCRUED INTEREST

-------------------------------------------------------------------------------------------------------------------------------
Bond                                                               Interest Payment Date                      Accrued Amount
                                                                                                              Payable to J.P.
                                                                                                             Morgan Securities
                                                                                                                   Inc.
-------------------------------------------------------------------------------------------------------------------------------
Boeing Co.                                                             August 15, 2004                             62,781.25
Centurytel                                                             July 15, 2004                              87,656.25
Citigroup                                                             October 30, 2004                            24,000.00
Credit Suisse First Boston USA                                         July 15, 2004                              90,843.75
Daimler Chrysler                                                       July 18, 2004                             106,250.00
DTE Energy Co                                                         October 15, 2004                            33,468.75
General Electric Capital Corp.                                       September 15, 2004                           52,312.50
Time Warner                                                           October 15, 2004                            40,031.25
US Cellular Corp.                                                    December 15, 2004                             1,675.00
Wyeth                                                                 August 1, 2004                              98,583.33

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Total   597,602.08